                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934
Filed by the Registrant

Filed by a Party other than the Registrant


Check the appropriate box:
  Preliminary Proxy Statement
                                         Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
  Definitive Proxy Statement
  Definitive Additional Materials
  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            CANISCO RESOURCES, INC.
                            -----------------------
               (Name of Registrant as Specified in Its Charter)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

  No fee required.
  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  (4) Proposed maximum aggregate value of transaction:

  (5) Total fee paid:

  Fee paid previously with preliminary materials.

  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

  (2) Form, Schedule or Registration Statement No.:

  (3) Filing Party:

  (4) Date Filed:

                            CANISCO RESOURCES, INC.
                        300 Delaware Avenue, Suite 714
                          Wilmington, Delaware  19801

Wilmington, Delaware
December 29, 1999

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD JANUARY 25, 2000

     The Annual Meeting of the Stockholders (the "Meeting") of Canisco Resources, Inc. (the "Company") will be held at the Sheraton Hotel, 422 Delaware Avenue, Wilmington, Delaware, 19801 on January 25, 2000, at 9:00 AM, local time, to consider and vote upon the following proposal described in greater detail in the accompanying Proxy Statement:

     1.   Elect six Directors for the ensuing year;

     2. Ratify the appointment of KPMG, LLP as the independent auditors of the Company for the current fiscal year;

     3. Transact other business that is properly raised at the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on December 1, 1999, as the record date for determination of stockholders who are entitled to notice of and to vote at the Meeting. Accordingly, only stockholders of record at the close of business on that date will be entitled to vote at the Meeting.

     Management of Canisco extends a cordial invitation to all stockholders to be present at the Meeting.

                               By Order of the Board of Directors



                                          Ted Mansfield
                               President and Chief Executive Officer

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN YOUR PROXY PROMPTLY IN THE POSTAGE PAID, PRE-ADDRESSED ENVELOPE ENCLOSED FOR THAT PURPOSE. IF YOU ATTEND THE MEETING IN PERSON, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                            CANISCO RESOURCES, INC.
                        300 Delaware Avenue, Suite 714
                          Wilmington, Delaware 19801

                                PROXY STATEMENT
                                      for
                        ANNUAL MEETING OF STOCKHOLDERS
                        To Be Held on January 25, 2000

------------------------------------------------------------------------------
                              GENERAL INFORMATION
------------------------------------------------------------------------------

Introduction

     This proxy statement is furnished to you in connection with the solicitation of proxies by the Board of Directors of Canisco Resources, Inc. (the "Company"), for use at the Annual Meeting of Shareholders for 1999 (the "Meeting") to be held at the Sheraton Hotel, 422 Delaware Avenue, Wilmington, Delaware, 19801 on January 25, 2000, at 9:00 AM, local time, and at any adjournment or postponement of the Meeting. This proxy statement and the accompanying form of proxy will first be mailed to stockholders on or about December 29, 1999. The Board of Directors fixed the record date for the Meeting as the close of business on December 1, 1999. Accordingly, stockholders registered on the books of the Company, at the close of business on December 1, 1999, have a right to be notified of the Meeting and to vote at the Meeting.

     At the Meeting stockholders of the Company who are entitled to notice of and have a right to vote at the Meeting will be asked to:

     1.   Elect six Directors for the ensuing year; and

     2. Ratify the appointment of KPMG, LLP, as the independent auditors of the Company for the current fiscal year.

     3. Transact other business that is properly raised at the Meeting or any adjournment thereof.

Cost of Solicitation

     The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, proxies may be solicited by directors, officers, regular employees of the Company personally or by telephone or telegram. It is contemplated that brokerage houses, nominees, and other custodians and fiduciaries will be requested to send proxy material to their principals, and the Company will reimburse them for their charges and expenses in so doing.

Proxy Enclosed

     A proxy is enclosed for use at the Meeting. If you complete and sign the enclosed proxy, date and return it, your shares will be voted at the Meeting in accordance with the instructions you have specified on the proxy. If you change your mind with regard to the proxy, you may revoke that proxy by written notice delivered to the Company's Secretary at any time before it is voted.

     The Company's annual report for the fiscal year ended March 31, 1999 ("fiscal year 1999") accompanies this Proxy Statement, the meeting notice and the proxy.

-------------------------------------------------------------------------------
                                 VOTING SHARES
-------------------------------------------------------------------------------


     The Board of Directors has fixed the close of business on December 1, 1999, as the record date for determination of the shareholders entitled to notice of and to vote at the Meeting or any adjournment of the meeting. Shareholders of record as of that date will receive the notice of Meeting, the proxy statement, the proxy and the Company's annual report. As of December 1, 1999, there were 2,536,565 shares of common stock, par value $.0025 per share, outstanding and entitled to notice of and to vote at the Meeting. The Company has no other class of stock outstanding. Each share of common stock is entitled to one vote on each matter properly submitted to the shareholders for action at the Meeting. There are no cumulative voting rights.

     A broker holding shares of record for customers is not entitled to vote on certain matters unless it receives voting instructions from its customers under applicable rules of the National Association of Securities Dealers, Inc. rules. In this proxy statement the term "uninstructed shares" means shares held by a broker who has not received instructions from its customers on such matters and the broker has notified the Company of this on a proxy form in accordance with industry practice or has otherwise advised the Company that it lacks voting authority. Uninstructed shares with respect to any matter are considered to be present for quorum purposes. In this proxy statement the term "broker non-votes" means the votes that could have been cast on the matter in question by brokers with respect to uninstructed shares if they had received their customers' instructions.


--------------------------------------------------------------------------------
                                 VOTE REQUIRED
--------------------------------------------------------------------------------

     Election of Directors: Directors are elected by a plurality and the six nominees who receive the most votes will be elected. Abstentions and broker non-votes will not be taken into account in determining the outcome of the election.

     Approval of Auditors: To be approved, this matter must receive the affirmative vote of the majority of the shares present in person or by proxy at the meeting and entitled to vote. Uninstructed shares are entitled to vote on this matter. Therefore, abstentions and broker non-votes have the effect of negative votes.

     A broker holding shares of record for customers is not entitled to vote on a proposal unless it has received voting instructions from its customers.
Shares present at the Meeting in person or by proxy that are held of record by a broker who has not received its customers' instructions on the proposal will be considered to be present for the purposes of establishing a quorum. However, a broker who did not receive its customer's instructions on voting will not be entitled to vote on the proposal and therefore its non-vote will not affect the outcome of the stockholder vote. Abstentions by non-broker stockholders present at the Meeting in person or by proxy will have the effect of a vote against the proposal.


--------------------------------------------------------------------------------
        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
--------------------------------------------------------------------------------

     The Company currently has 2,536,565 shares of common stock outstanding. In addition 105,000 shares are reserved for issuance upon the exercise of currently outstanding options held by employees and directors and 110,000 shares are reserved for the exercise of warrants held by Teddy L. and Dean Mansfield, who are both part of the management of one of the Company's subsidiaries, and by others.

     The shares reported in the following two tables may be deemed to be beneficially owned under Rule 13d-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, but the inclusion of the shares in this table does not constitute an admission of beneficial ownership.

     The following table shows information as of December 1, 1999 (unless otherwise noted), with respect to each person with beneficial ownership of more than 5% of the Company's outstanding common stock.

                                                           Shares               Percentage
Name and Address                                   Beneficially Owned/(1)/    of Class Owned
----------------                                   -----------------------    --------------

ROI Capital Management, Inc.
17 East Sir Francis Drake Boulevard, Suite 225
Larkspur, CA 94939                                              215,200/(2)/            8.48%

Teddy L. Mansfield
3251 E. Kingsfield Road
Pensacola, FL 32514                                             156,000/(3)/            6.15%

Joe C. Quick
83 Almond Avenue
Hershey, PA 17022                                               147,516/(4)/            5.82%

Ralph A. Trallo
2363 Sanibel Blvd.
St. James City, FL 33956                                        138,321/(5)/            5.45%

(1) The shares reported here may be deemed to be beneficially owned under rules and regulations of the Securities and Exchange Commission, but the inclusion of these shares in this beneficial ownership table does not constitute an admission by anyone of beneficial ownership.

(2) ROI Capital Management, Inc. and its affiliates, ROI Partners, L.P., ROI & Lane, L.P., Mark T. Boyer and Mitchell Soboleski, report shared voting and investment power over an aggregate of 215,200 shares. The information shown has been derived from ROI Capital Management, Inc.'s Form 13G filed with the SEC on or about February 19, 1999.

(3) 150,000 of these shares were part of the purchase consideration paid by the Company for the acquisition of Mansfield Industrial Coatings, Inc. which occurred on April 22, 1998. Mr. Mansfield also received warrants to purchase 60,000 shares at a price of $2 5/8 per share as part of the acquisition consideration. None of such warrants are currently exercisable and therefore have not been included.

(4) The shares shown include 84,490 shares over which Mr. Quick exerts sole voting and investment power. Mr. Quick shares voting and investment power over the remaining shares which are held by his spouse or certain relatives (excluding adult children).

(5) The shares shown include 113,321 shares over which Mr. Trallo exerts sole voting and investment power and 25,000 shares subject to stock options owned by Mr. Trallo.

     The following table gives certain information as of December 1, 1999, with respect to the beneficial ownership, direct or indirect, of the Company's common stock by each of the current directors and executive officers and by all of the current directors and executive officers as a group, as reported by them.

     Shares held by a director or officer and his spouse and certain relatives (excluding adult children) are included in the table.

                                                       Shared
                                    Sole Voting      Voting and       Shares
                                  and Investment     Investment     subject of       Aggregate        Percentage
         Name                          Power            Power        Options           Total           of Class
-----------------------------------------------------------------------------------------------------------------

Joe C. Quick/(1)/                        84,490         63,026           -0-            147,516           5.82%
Ralph A. Trallo/(2)/                    113,321            -0-        25,000            138,321           5.45%
Michael J. Olson/(3)/                    37,619            -0-        15,000             52,619           2.07%
Dale L. Ferguson                         19,000         30,000           -0-             49,000           1.93%
Donald E. Lyons/(4)/                     16,350            -0-           -0-             16,350           0.64%
Thomas P. McShane                        18,300            -0-           -0-             18,300           0.72%
W. Lawrence Petcovic                     10,886            -0-           -0-             10,886           0.43%
All Directors and Executive             299,966         93,026        40,000            432,992          17.07%
 Officers as a Group
(7 Persons)

(1)  Mr. Quick resigned as a director of the Company on October 27, 1999.

(2) Mr. Trallo was terminated as President and Chief Executive Officer by the Company's Board of Directors effective September 7, 1999. Mr. Trallo remains an employee and director of the Company.

(3)  Executive officer who is not a director.

(4)  Mr. Lyons resigned as director of the Company in August 1999.

-------------------------------------------------------------------------------
                             ELECTION OF DIRECTORS
-------------------------------------------------------------------------------
                                 (Item No. I)

     Unless otherwise instructed, the persons named in the accompanying form of proxy intend to vote the shares represented by the proxies for the election of the six nominees listed below to the Board of Directors. All of such nominees are presently directors of the Company. Messrs. Ferguson, McShane and Petcovic were elected by the shareholders at the last annual meeting of shareholders, while Messrs. Davis, Mansfield and O'Keefe were appointed by the Board since the date of such meeting. Directors elected at the Meeting will hold office until the next annual meeting of shareholders or until their respective successors are elected and qualified. In the event that any one or more of the nominees should become unavailable for election at the time of the Meeting, for any reason, an event that the Board of Directors does not anticipate, the persons named in the accompanying form of proxy will vote for the remaining nominees and for such substitute nominee or nominees, if any, as may be designated by the Board of Directors.

The nominees this year are:

Marvin Davis                   Age 62    1996 to present, President, CEO and
                                         Chairman of Datamax, a manufacturer of
                                         bar code printers for the automatic
                                         identification device market. 1987 to
                                         1996, President of Grisanti, Galef and
                                         Goldress Corporation, a consulting firm
                                         for troubled businesses. Currently a
                                         member of the board of directors of
                                         Crown Craft, Z Axis Corporation,
                                         Veridian Partners, Reliacast, and a
                                         member of the Board of Advisors for
                                         Angus & Coote.

Dale L. Ferguson               Age 65    Retired since 1996. 1974 through 1996,
                                         an employee of the Company. Director of
                                         the Company since 1974.

Teddy Mansfield                Age 37    1996 to present, President of Mansfield
                                         Industrial Coatings, Inc, an industrial
                                         painting company. 1993 to 1996, Vice
                                         President of Mansfield Industrial
                                         Coatings.

Thomas P. McShane /(1)//(2)/   Age 46    1987 to present, President of McShane
                                         Group, Inc., a financial and management
                                         consulting firm located in Timonium,
                                         MD. Director of the Company since 1991.

Timothy O'Keefe                Age 36    1998 to present, Vice President and CFO
                                         of Gai-Tronics Corporation. 1997 to
                                         1998, Vice President and Corporate
                                         Controller of Salient 3 Communications.
                                         Prior to 1997, Corporate Controller of
                                         Salient 3 Communications.

W. Lawrence Petcovic /(1)/     Age 55    July 1999 to present, Vice President of
                                         Human Resources of Fypon Limited, a
                                         manufacturer of molded millwork.
                                         November 1998 to July 1999, Vice
                                         President of Human Resources at
                                         Creditrust Inc., a purchaser of credit
                                         card charged-off receivables. 1996 to
                                         November 1998, Vice President, Training
                                         of Chevy Chase Bank. 1994 to 1996,
                                         business consultant for L.P.
                                         Associates, Columbia, MD. Director of
                                         the Company since 1981.

(1) Member of the Compensation Committee (former director, Mr. Donald E. Lyons, was a member of this committee)

(2) Member of the Audit Committee (former director, Mr. Joe C. Quick, was a member of this committee.

--------------------------------------------------------------------------------
          INFORMATION REGARDING THE COMPANY AND DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Plan of Reorganization

     On September 1, 1995, Oliver B. Cannon & Son, Inc., a wholly owned subsidiary of Nuclear Support Services, Inc. (which is the predecessor corporation to the Company), filed a voluntary petition under chapter 11 of the Bankruptcy Code. On September 5, 1995, Nuclear Support Services, Inc. and its other subsidiaries also filed for protection under Chapter 11. Those subsidiaries were Sline Industrial Painters, Inc., NSS Numanco, Inc., NSS of Delaware, Inc., IceSolv, Inc. and Henze Services, Inc. All cases were filed in the United States Bankruptcy Court for the Middle District of Pennsylvania in Harrisburg. A number of first day orders were presented to the Court, including an order allowing joint administration under the style and case of the parent, Nuclear Support Services, Inc. at case number 1-95-01767.

     On January 31, 1996, Nuclear Support Services, Inc. filed its Joint Plan of Reorganization. The Amended Joint Plan of Reorganization was filed and confirmed by the Court on April 24, 1996. On June 28, 1996, the Company met all the requirements of the Amended Plan by executing the necessary banking documents for securing exit financing. The Effective Date for the Company's exit from bankruptcy was July 1, 1996. On March 24, 1998, the Court administratively closed the bankruptcy proceedings and the resolution of two contested matters were closed during fiscal year 1999.

Committees and Meetings of the Board of Directors

     The Board of Directors meets on a regularly scheduled basis and, during fiscal year 1999, met on eleven occasions. During fiscal year 1999, each Director was present for all of the meetings of the Board of Directors. Outside directors of the Company were paid an annual retainer of $7,500. All non-employee directors except the Chairman of the Board, were paid $800 for each meeting attended, and the Chairman was paid $1,200 for each meeting. Employee directors receive no compensation for meetings.

     The Audit and Compensation committees were active in fiscal year 1999. Each committee member was present for all the meetings of the Board Committees on which such Director served. Outside Board members appointed to serve on the Compensation and Audit Committees were paid an annual retainer of $1,500. In addition, outside Board members serving on Committees, except the Committee Chairman, were paid $750 for each Committee meeting and the Committee Chairman was paid $1,000.

     The Audit Committee was created by the Board of Directors in October 1986. The function of the Audit Committee is to recommend an accounting firm to conduct an annual audit and to review the scope and results of the annual audit. The Audit Committee also reviews the adequacy of internal controls, policies and procedures, and reports its findings to the Board of Directors. The Audit Committee met once during fiscal year 1999.

     The Compensation Committee was created by the Board of Directors in February 1989. The function of the Compensation Committee is to administer the Company's 1998 Stock Option/Incentive Plan and 1990 Stock Option Plan and the Director's Stock Option Program. The Compensation Committee met twice during fiscal year 1999.

     The Board of Directors does not have a nominating committee or any other committee performing similar functions.

Directors Stock Option Program

     The Directors' Stock Option Program was approved by stockholder vote at the Meeting in February 1992. The program provided a mechanism for compensating directors for their services by means other than cash payment, promoted Director stock ownership and increases the incentive for those responsible for the long-range success of the Company. Pursuant to the Program, each Director could elect to take non-qualified stock options for the Company's stock issued under the 1990 Stock Option Plan in lieu of all or a portion of the normal cash retainer and/or fee for Board or Committee meetings attended. Directors who selected options pursuant to the Program made a standing election to do so (or to rescind such election) at least six (6) months in advance of the meeting for which the election (or rescission) was to be effective. For the purpose of this election, options were valued at 17% of the market price of the stock on grant date (i.e., date set for payment of retainer or meeting fees as the case may be) and applied against the fees to be earned.

     The Company's 1990 Stock Option Program expired in December 1994, thus fees and retainers for Board and Committee participation are now being paid to directors in cash. As of December 1, 1999, all such options have expired.

Participation of Current Directors and Former in Retirement Programs

     Dale Ferguson and Joe C. Quick received $50,000 and $65,000, respectively, in fiscal year 1999 pursuant to the Company's Founders Retirement Plan.

Information Regarding Current Executive Officers

     The following table identifies the Company's current executive officers, sets forth their ages, principal occupation or employment of each during the past five years, positions and offices held with the Company and the terms served as such.

Name                   Age           Principal Occupation or Employment
--------------------------------------------------------------------------------------------------------
Teddy Mansfield         37             President and Chief Executive Officer of the Company since
                                       December 1999.  President of Mansfield Industrial
                                       Coatings, Inc., since 1996. /(1)//(2)/

Michael J. Olson        45             Vice President, Secretary/Treasurer and Chief Financial Officer of
                                       Cannon Sline, Inc. since 1986.  Named Acting Chief Financial Officer of Nuclear Support Services, Inc. in January, 1995.  Named Chief
                                       Financial Officer, Vice President and Secretary/Treasurer of the
                                       Company in April 1995.  Mr. Olson has an employment contract with the Company.

/(1)/ Mr. Mansfield was not an executive officer of the Company during fiscal year 1999.

/(2)/ Jimmie L. Huitt, Jr. was employed by the Company at its President and Chief Executive Officer from September 7, 1999 until December 20, 1999, when Mr. Mansfield was appointed by the Board. Mr. Huitt, 49, has been a stockholder and principal of the McShane Group, a financial and management consulting firm, since 1998, and prior to that was a Director of Princeton Associates, a management consulting firm. Mr. Huitt was not employed by the Company during fiscal year 1999, and received no compensation from the Company during such fiscal year or prior thereto. Mr. Trallo was terminated as President and Chief Executive Officer by the Company's Board of Directors effective September 7, 1999. Mr. Trallo remains an employee and director of the Company.

Compensation of Current Executive Officers

      The following table sets forth information concerning all compensation paid or accrued by the Company and its subsidiaries in respect to fiscal years 1997, 1998 and 1999 to or for each of the executive officers of the Company:

Summary Compensation Table

                                                     Fiscal Year Compensation                 Long-Term
                                                                                            Compensation
                                                                                               Awards
                                                                         Other               Securities
                                 Fiscal     Salary       Bonus        compensation           Underlying
Name and Principal Position       Year        ($)         ($)            ($)/(1)/          Option/SARs (#)
------------------------------    ----        ---         ---            -------           ---------------
Ralph A. Trallo                   1999      185,000       48,100      134,794 /(2)/                    - 0 -
President, Chief Executive        1998      185,000      115,000       47,590 /(3)/                    - 0 -
Officer and Director; also        1997      185,000       77,700        7,210                       50,000   /(4)/
President and CEO of Cannon
Sline


Michael J. Olson                  1999      105,000       27,300       37,819 /(2)/                    - 0 -
Vice President,                   1998      105,000       85,000        7,820 /(3)/                    - 0 -
Secretary/Treasurer and           1997      105,000       44,100        5,469                       30,000   /(4)/
Chief Financial Officer

(1) Included in Other Compensation are automobile allowances and excess life insurance benefits provided by the Company and the value of discretionary bonuses paid in stock.

(2) At the request of the Compensation Committee, Mr. Trallo and Mr. Olson agreed to terminate the 1985 Long Term Compensation Plan between themselves and Oliver B. Cannon & Son, Inc. (the former name of the Company's Cannon Sline, Inc. subsidiary). Mr. Trallo and Mr. Olson each took stock in lieu of the cash due on termination of the plan, issued at fair market value.

(3) Mr. Trallo and Mr. Olson were awarded discretionary bonuses in 1998. Their bonuses were in the form of Company stock issued at fair market value.

(4) A Stock Appreciation Program for Key Executives was established in fiscal year 1995. Mr. Trallo and Mr. Olson were awarded SAR's under this Program in 1997.

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year End Option/SAR Values

                                                                                     Value of unexercised
                                                        Number of securities             in-the-money
                                                       underlying unexercised        options/SARs at FY
                                                            options/SARs                   end ($)
                      Shares acquired     Value       at FY end (#) exercisable/           exercisable/
        Name          on exercise (#)    realized ($)     unexercisable/(1)/              unexercisable
        ----          --------------     -----------      ------------------              -------------
Ralph A. Trallo                   -0-             -0-           97,282/(2)/                     $-0-/-0-

Michael J. Olson                  -0-             -0-           65,000/(3)/                     $-0-/-0-

(1) Options include those granted under the Company's Stock Option Programs, the Directors Stock Option Program, and the Company's Stock Appreciation Plan.

(2) Mr. Trallo's options include 27,282 shares under the Company's Stock Option Programs and the Director's Stock Option Program and 48,100 shares under The Company's Stock Appreciation Plan.

(3) Mr. Olson's options include 15,000 shares under the Company's Stock Option Programs and 27,300 shares under the Company's Stock Appreciation Plan.

------------------------------------------------------------------------------
            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
------------------------------------------------------------------------------

     The Compensation Committee reviews and makes recommendations to the Board of Directors on matters of Executive Officer compensation. The current members of the committee are W. Lawrence Petcovic (Chairman) and Thomas P. McShane. Donald E. Lyons was also a member of the Compensation Committee during fiscal year 1999, but has since resigned from the Board of Directors. All of the members of the Compensation Committee are (and with respect to Mr. Lyons, were) non-employee "outside" directors as noted in this proxy statement. The committee establishes the Company's policies and performance requirements for Executive Officer compensation and the total compensation paid for each fiscal year. The committees report for fiscal year 1999 is set forth below.

     The Committee formulated the 1999 Executive Compensation program to support the business growth strategy and to maintain performance in company operations. The Committee limited the Executive Compensation Program to Ralph Trallo and Mike Olson. Subsidiary officer compensation was delegated to the executive group. Under the 1999 Senior Executive Program, the total compensation for executives is managed utilizing four (4) components - base pay, short term incentives, long term incentives and special equity grants.

(1) Base salaries for fiscal year 1999 did not change for Mr. Trallo and Mr. Olson. These salaries were reviewed and considered within the median position guidelines for the companies with whom we compare as outlined in the Conference Board Research Report (1204-97RR) on Top Executive Compensation. The base pay for the executives in fiscal year 1999 was maintained at $185,000 for Mr. Trallo and $105,000 for Mr. Olson. This base salary was established in fiscal year 1997 and was applicable through fiscal year 1999.

(2) Short Term Incentive pay available to be earned for fiscal year 1999 was linked directly to earnings per share, net earnings, banking relationships and bank covenants. Successful accomplishment of the performance objectives resulted in Mr. Trallo receiving short term incentives of $48,100 and Mr. Olson receiving $27,300.

(3) Long Term Incentives were provided as a method of extending ownership throughout the company. The Cannon Sline Incentive Agreement for the executive team assumed in the acquisition of Cannon Sline was converted into Canisco common stock effective fiscal year 1999. The committee valued the conversion of long term incentives at 48,820 shares for Mr. Trallo and 12,205 shares for Mr. Olson.

(4) Special Equity Grants were provided in fiscal year 1999. These grants took the form of shares of Canisco stock at market value for cash bonuses earned in 1995 and 1996.

The committee will continue the use of the four components of a total compensation program and will incorporate the Stock

Option/Incentive program as approved by the shareholders.

                                              The Compensation Committee
                                              W. Lawrence Petcovic
                                              Thomas P. McShane
                                              Donald E. Lyons

--------------------------------------------------------------------------------
          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
--------------------------------------------------------------------------------

     Other than Board and Committee fees, there was no other compensation paid.

--------------------------------------------------------------------------------
                         COMPLIANCE WITH SECTION 16(a)
--------------------------------------------------------------------------------

     For fiscal year 1999, no late Form 4 or Form 5 filings were submitted.

--------------------------------------------------------------------------------
                 HISTORICAL PERFORMANCE OF THE COMPANY'S STOCK
--------------------------------------------------------------------------------

     The common stock traded on the NASDAQ Stock Market under the symbol "NSSI" until May 20, 1996 at which time as a result of the merger of Nuclear Support Services, Inc. into the Canisco Resources, Inc., the Company commenced trading on the NASDAQ SmallCap Market under the symbol "CANR." On November 30, 1998 the symbol was changed to "CANRC" to indicate that the Company had been granted a temporary waiver from its failure to meet the listing requirements for the NASDAQ SmallCap Market. On July 14, 1999 the stock was delisted from the NASDAQ SmallCap Market due to the Company's failure to meet the continued listing requirements by the end of fiscal year 1999 and began trading on the OTC Bulletin Board under the symbol "CANR." The following table contains details concerning the Company's stock price over the two most recent fiscal years.

                                 Fiscal Year 1998       Fiscal Year 1999
Quarter Ended                    High     Low           High     Low
-------------                    ----     ----          ----     ---
  June 30                         2 3/4    1 3/8         3 3/4    2 1/2
  Sept 30                         2 3/4    1 3/8         3 1/4    2 1/4
  Dec 31                          3 7/8    1 3/4         3 1/2    1 1/2
  March 31                        2 3/4    1 7/8         2 3/4    1 1/4

                                                        Fiscal Year 2000
     Period                                             High        Low
     ------                                             ----        ----

     April 1, 1999 through December 1, 1999                7           1

     On December 1, 1999, the Company's common stock closed at $0.75 a share.

-------------------------------------------------------------------------------
                               PERFORMANCE GRAPH
-------------------------------------------------------------------------------

     The following graph compares the yearly percentage change in the Company's cumulative total stockholder return on its common stock with the cumulative total return of the NASDAQ MARKET INDEX, a broad market index, and the cumulative total return of the Standard Industrial Classification Index, Code 1799 - Specialty Contractors. Cumulative return for the Company and both indices were calculated assuming dividend reinvestment. For fiscal year 1999, the Standard Industrial Classification Index, Code 1799 - Specialty Contractors was comprised of the following nine (9) publicly traded companies: The Canisco Resources, Inc.; Cerbco Inc. CL A; Chicago Bridge & Iron NV; Heist C.H. Corporation; IDM Environmental Corp.; Insituform East, Inc.; Leak-X Environmental CP; National Environ Service Co.; and U.S. Bridge Construction.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
                  OF COMPANY, INDUSTRY INDEX AND BROAD MARKET

                                                    Year Ending March 31,
                                1994       1995    1996    1997    1998    1999
                                ----       ----    ----    ----    ----    ----
The Canisco Resources, Inc.     100         38.46  51.28   53.85   52.56   46.15
Industry Index                  100         54.56  64.49   35.62   39.19   23.33
NASDAQ Market Index             100        106.09 142.70  159.64  241.26  315.28

--------------------------------------------------------------------------------
            RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
                                  (Item No. 2)

     The Board of Directors selects each year the accounting firm to perform the financial audit and related work for the Company for that year. KPMG, LLP has been selected by the Board of Directors as the independent auditors for the Company's current fiscal year commencing April 1, 1999. Selection of this firm will be submitted for ratification at the Meeting. In the event the shareholders do not ratify the appointment of KPMG, LLP, the selection of other independent accountants will be considered by the Board of Directors.

     A representative of KPMG, LLP, expected to be present at the Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF
                                         ---
THE INDEPENDENT AUDITORS.

-------------------------------------------------------------------------------
               STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING
-------------------------------------------------------------------------------

     While the 1999 Annual Meeting of Shareholders is being held on January 25, 2000, this date is later than the time the Company typically holds its annual meeting of shareholders. The Company anticipates that the 2000 Annual Meeting of Stockholders (the "2000 Meeting") will be held during the summer, as has been the Company's past practice, and therefore the Company has calculated all dates given in this section as if the 1999 Meeting had been held on July 27, 1999 (such date chosen based on the fact that the 1998 Annual Meeting of Shareholders was held on July 27, 1998).

     All proposals of any stockholder of the Company that any stockholder wishes to be presented at the are required to have been received by March 29, 2000 in order to be considered for inclusion in Canisco's proxy statement and form of proxy relating to that meeting.

     A stockholder of Canisco may wish to have a proposal presented at the 2000 Meeting, without the proposal being included in the Company's proxy statement and form of proxy relating for the meeting. If notice of any such proposal was not received by the Company prior to June 12, 1999, under SEC Rule 14a-4(c) it will be deemed "untimely" and, therefore, the proxies solicited by management of the Company will have the right to exercise discretionary voting authority with respect to the proposal. Any such notice should be directed to the President and Chief Executive Officer of Canisco at 300 Delaware Avenue, Suite 714, Wilmington, Delaware 19108.

-------------------------------------------------------------------------------
                                 OTHER MATTERS
--------------------------------------------------------------------------------

     The Board of Directors does not intend to bring any matters before the Meeting other than those specifically set forth in the notice of the Meeting and knows of no matters to be brought before the Meeting by others. If any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy, or their substitutes, to vote the proxy in accordance with their best judgment on such matters to the extent allowed by SEC Rule 14a-4(c) which limits the purpose for which discretionary authority may be granted.

Wilmington, Delaware
December 29, 1999

                                                                         Annex A

        This Proxy is Solicited on Behalf of the Board of Directors of


                            CANISCO RESOURCES, INC.

                        300 Delaware Avenue, Suite 714

                          Wilmington, Delaware 19801


The undersigned stockholder of CANISCO RESOURCES, INC. (the "Company") hereby appoints W. Lawrence Petcovic and Thomas P. McShane, and each of them acting individually, as the attorney and proxy of the undersigned, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all shares of common stock of the Company which the undersigned would be entitled to vote if personally present at the annual meeting of stockholders of the Company to be held on Tuesday, January 25, at 9:00 a.m., local time, at the Sheraton Hotel, 422 Delaware Avenue, Wilmington, Delaware 19801, and any adjournment or postponement thereof, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement furnished herewith, subject to any directions indicated on the reverse side.


The Board of Directors recommends a vote "FOR" all of the nominees of the Board of Directors in the election of directors and "FOR" the ratification of the selection of KPMG Peat Marwick LLP as independent auditors of the Company for the fiscal year ending March 31, 2000.


IF A STOCKHOLDER RETURNS A PROXY BUT DOES NOT SPECIFY A CHOICE ON THE PROXY, THE PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL OF THE NOMINEES OF THE BOARD OF DIRECTORS IN THE ELECTION OF DIRECTORS AND "FOR" THE RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING MARCH 31, 2000.



(continued on reverse side)

================================================================

ALL PROXIES WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS NOTED BELOW. This proxy also delegates discretionary authority to vote with respect to any other business that may properly come before the meeting or any adjournment or postponement thereof.

1.

          FOR                 WITHHOLD       Marvin Davis, Dale L. Ferguson,
 all nominees listed to       AUTHORITY      Thomas P. McShane, Teddy Mansfield,
  the right (except as  to vote for nominees Timothy O'Keefe, W. Lawrence
     marked to the      listed to the right  Petcovic
       contrary)
                                             INSTRUCTION: To withhold authority
                                             to vote for any individual nominee,
                                             write that nominee's name in the
                                             space provided below


                                             __________________________________

                                             __________________________________

2.

 FOR           AGAINST            ABSTAIN    With respect to the ratification
                                             of the selection by the Board of
                                             Directors of KPMG Peat Marwick as
                                             as independent auditors of the
                                             Company for the fiscal year ending
                                             March 31, 2000.

The undersigned acknowledges receipt of the Proxy Statement dated December 29, 1999 and by signing this revokes any proxy or proxies previously given to vote shares at the meeting or any adjournments.


Dated:___________________________________


[Printed Name of Shareholder]


_____________________________________________________

_____________________________________________________

Sign above exactly as name(s) appear on left

When signing as attorney-in-fact, executor, administrator, trustee or guardian, please add your title. When signing as joint tenants, all parties in the joint tenancy must sign. If signer is a corporation, please sign in full corporate name by duly authorized officer or officers and affix the corporate seal.

PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED, ADDRESSED ENVELOPE

                                       2